SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): August 18, 2003
                                                            ---------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     1-13794               13-3818402
            --------                     -------               ----------
 (State or other jurisdiction of    (Commission File        (I.R.S. Employer
         incorporation)                  Number)          Identification Number)


1000 Boardwalk
Atlantic City, New Jersey                                          08401
-------------------------                                          -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515

Item 5. Other Events and Regulation FD Disclosure.

     Filed as Exhibit 99.1 to this Form 8-K is a News Release issued by Trump Hotels & Casino Resorts, Inc. on August 18, 2003.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1      News Release, dated August 18, 2003, of Trump Hotels & Casino Resorts,
          Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRUMP HOTELS & CASINO RESORTS, INC.

Date:  August 18, 2003             By:  /s/ JOHN P. BURKE
                                      -----------------------------------
                                   Name:  John P. Burke
                                   Title: Executive Vice President and Corporate
                                          Treasurer

                                  EXHIBIT INDEX

Exhibit No.                                Description
----------                                 -----------
99.1            News Release, dated August 18, 2003, of Trump Hotels & Casino
                Resorts, Inc.